UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04670

DWS Global/International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2012 Annual Report to Shareholders

DWS Global Small Cap Growth Fund

Contents
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
19 Statement of Assets and Liabilities
21 Statement of Operations
22 Statement of Changes in Net Assets
23 Financial Highlights
28 Notes to Financial Statements
37 Report of Independent Registered Public Accounting Firm
38 Information About Your Fund's Expenses
40 Tax Information
41 Investment Management Agreement Approval
46 Summary of Management Fee Evaluation by Independent Fee Consultant
50 Board Members and Officers
55 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

DWS Global Small Cap Growth Fund returned 3.48% during the 12-month period ended October 31, 2012, underperforming the 8.63% return of the S&P® Developed SmallCap Index. The fund's 10-year average annual return is 10.55%, which compares favorably to the 8.12% average return for the funds in its Morningstar category, World Stock Funds.

Investment Process
While the fund may invest in securities of any country, portfolio management generally focuses on countries with developed economies (including the United States). In choosing securities, portfolio management uses a combination of three analytical disciplines:
Bottom-up research. Portfolio management looks for individual companies that it believes have a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.
Growth orientation. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.
Analysis of global themes. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Global small-cap stocks performed well on an absolute basis during the past year, but their 8.63% return fell short of the 9.45% return for global large-cap stocks, as measured by the MSCI World Index. The healthy absolute gain for global equities stemmed from an environment of positive — albeit slow — economic growth and the highly accommodative policies of the world's central banks. At the same time, however, the market experienced periodic volatility due to stretches of weak U.S. economic data, news related to the European debt crisis and concerns about a possible "hard landing" in China. As a result of this uncertainty, investors generally favored large-cap stocks perceived to offer the greatest degree of safety. From a longer-term standpoint, we believe the global small-cap universe remains fertile ground for individual stock selection despite its recent underperformance.

Fund Performance

As is typically the case, stock selection was the key driver of the fund's relative performance during the past year ended October 31, 2012. Unfortunately, our stock-picking was off the mark in several key areas, including the consumer discretionary and consumer staples.

Although the fund held a number of strong performers during the past year, this was more than offset by the substantial downturns in a handful of individual holdings. Foremost among these was Deckers Outdoor Corp., which is best known for being the maker of UGG boots. After adding substantially to our performance in 2010 and 2011, Deckers was hit hard by the combination of last year's warm winter, which hurt sales, and rising sheepskin prices, which raised its costs.

Diamond Foods, Inc., which owns the Emerald Nuts, Pop Secret and Kettle Chips brands, was another stock that stood out as a detractor. The company's potentially transformative acquisition of the Pringles brand fell through after the SEC began an investigation into irregular accounting. This was a surprising development that weighed heavily on the stock in the first half of the period. We elected to sell the position during the period.

Two other stocks that hurt performance were SBM Offshore NV and Charm Communications, Inc. SBM manufactures and leases offshore production vessels that are used to exploit the oil-rich reserves in deep-water locations. The company wrote down the value of assets associated with its venture into non-core operations five years ago, but it now has a new management team and a renewed focus on its core business. We believe SBM remains well positioned to capitalize on the growth of deep-water oil production, and as of the date of this report, we held the stock in the portfolio. Charm Communications is a Chinese advertising/media company that sold off due to adverse regulatory developments and concerns about the impact of China's economic slowdown. As of the date of this report, we held Charm in the fund, as we believe it is a prime beneficiary of the growth of the Chinese advertising market.

The negative impact of these holdings was offset, to some extent, by the strong performance of several of our investments in the health care sector. Shares of Pacira Pharmaceuticals, Inc. rose in price after the Food & Drug Administration (FDA) approved its drug, Exparel, which reduces postsurgical pain. The drug was approved last fall and launched in April. Sales have beaten expectations and the reception among hospital customers has been very favorable thus far. Exparel can save costs by reducing the use of opioids, which cause a number of side effects that lengthen the patient's stay. As of the date of this report, the stock was one of our largest positions.

Also in health care, we benefited from the strong performance of the pharmacy benefits manager Catamaran Corp., formerly known as SXC Health Solutions Corp. Catamaran's services enable U.S. companies to reduce their health care costs, which is driving strong organic growth. Our position in the drug-development company Vivus, Inc. also rose in value after the company received FDA approval for a new weight loss drug. We do not hold the stock as of the date of this report.

Another strong performer was the U.K. company Babcock International Group PLC. Babcock offers support services, facilities management and training to defense, rail, transportation, marine and other public sector institutions in the United Kingdom. Babcock's shares gained ground as the U.K. government's aggressive search for outsourcing solutions led to accelerating organic growth, improving profit margins and a growing backlog of new orders. As of the date of this report, we held Babcock, as we believed it was well positioned to benefit from the continued wave of outsourcing in the United Kingdom.

"There is a growing universe of small-cap companies with cash-rich balance sheets, robust earnings growth and cautious management positioned to survive — and potentially thrive — despite the challenging macroeconomic and political backdrop. "

Outlook and Positioning

Throughout the course of the year, our portfolio activity lead to some significant changes in the fund's overall positioning. We adopted a greater emphasis on cyclical (economically sensitive) stocks and trimmed our positions in the more defensive areas of the market, which reflected our cautiously optimistic outlook regarding global growth. The portfolio's weighting in the industrials sector closed the period about five percentage points higher than it was one year ago, and it finished the year as our largest sector overweight. On the other side of the ledger, we reduced the portfolio's weighting in health care stocks. We remained overweight in health care, and we continued to like the sector as a source of individual-company growth stories — especially in light of its low economic sensitivity and positive demographic exposure. At the same time, however, the sector has performed so well in the past several years that the more cyclical areas of the market offer better opportunities to find growth stocks trading at attractive valuations.

On a regional basis, we continued to find growth stocks in both Europe and Asia trading at more compelling valuations than those in the United States. As a result, we maintained overweight positions in both regions and held an underweight position in the U.S. market.

Ten Largest Equity Holdings at October 31, 2012 (15.7% of Net Assets)	Country	Percent
1. Babcock International Group PLC Offers support services to public sector institutions	United Kingdom	2.0%
2. Paddy Power PLC Provider of betting services in Ireland	Ireland	1.9%
3. Koninklijke Vopak NV Operates tank terminals, storage centers and ships throughout the world	Netherlands	1.6%
4. Thoratec Corp. Researches, develops, manufactures and markets medical devices for circulatory support and vascular graft applications	United States	1.6%
5. Pacira Pharmaceuticals, Inc. Focuses on development, commercialization and manufacturing of proprietary pharmaceutical products	United States	1.6%
6. BE Aerospace, Inc. Manufactures interior products for commercial and general aviation aircraft cabins	United States	1.5%
7. Fresenius Medical Care AG & Co. KGaA Manufacturer that distributes equipment and products for dialysis patients	Germany	1.4%
8. K Wah International Holdings Ltd. Involved in property development and investment	Hong Kong	1.4%
9. Partners Group Holding AG An alternative asset manager focusing on private equity and hedge funds	Switzerland	1.4%
10. Andritz AG Manufactures and markets machines for the production and processing of pulp, fiberglass and paper	Austria	1.3%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 55 for contact information.

These shifts are consistent with our moderately upbeat outlook. Many issues of the past year ended October 31, 2012 — such as the European debt crisis, China's economic slowdown, turmoil in the Middle East and elevated debt levels in the developed world — continue to depress consumer sentiment and fuel market volatility. In addition, we now face the oncoming fiscal cliff in the United States, or in other words, the set of tax increases and government spending cuts scheduled to go into effect in 2013. All of these risks are now well known, however. At the same time, there is a growing universe of small-cap companies with cash-rich balance sheets, robust earnings growth and cautious management positioned to survive — and potentially thrive — despite the challenging macroeconomic and political backdrop. Small-cap stocks, in particular, appear attractive at a time in which low bond yields could eventually fuel a reallocation of investor capital into equities.

In this environment, our strategy has been to seek a balance between steady, defensive growth stocks on one hand, and higher-beta, faster growth companies on the other. We believe this approach will enable the fund to outperform in periods characterized by either improving economic growth or heightened investor anxiety.

Portfolio Manager

Joseph Axtell, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2002.

• Joined Deutsche Asset Management in 2001.

• Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

• Director, International Research at PCM International (1989-1996).

• Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

• Analyst at Prudential-Bache Capital Funding in London (1987-1988).

• Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).

• BS, Carlson School of Management, University of Minnesota.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The S&P® Developed SmallCap Index tracks the performance of small-capitalization stocks in 22 countries.

Morningstar World Stock Funds category represents international funds having more than 20% of stocks invested in the United States.

The MSCI World Index tracks the performance of stocks in select developed markets around the world, including the United States.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting.

Beta measures a security's sensitivity to the movements of the fund's benchmark or the market as a whole. A beta of greater than one indicates more volatility than the benchmark or market, while a beta of less than one indicates less volatility.

Performance Summary October 31, 2012 (Unaudited)
Average Annual Total Returns as of 10/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	3.48%	9.65%	-2.93%	10.55%
Class B	2.68%	8.76%	-3.69%	9.69%
Class C	2.69%	8.82%	-3.67%	9.71%
S&P® Developed SmallCap Index†	8.63%	11.06%	-1.57%	10.93%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-2.47%	7.50%	-4.08%	9.89%
Class B (max 4.00% CDSC)	-0.32%	8.20%	-3.87%	9.69%
Class C (max 1.00% CDSC)	2.69%	8.82%	-3.67%	9.71%
S&P® Developed SmallCap Index†	8.63%	11.06%	-1.57%	10.93%
No Sales Charges					Life of Institutional Class*
Class S	3.73%	9.97%	-2.66%	10.86%	N/A
Institutional Class	3.85%	10.11%	N/A	N/A	3.17%
S&P® Developed SmallCap Index†	8.63%	11.06%	-1.57%	10.93%	3.45%

* Institutional Class shares commenced operations on August 26, 2008. The performance shown for the index is for the time period of August 31, 2008 through October 31, 2012, which is based on the performance period of the life of Institutional Class.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2012 are 1.57%, 2.37%, 2.32%, 1.25% and 1.14% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The S&P Developed SmallCap Index is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/12	$37.08	$33.30	$33.51	$38.17	$38.19
10/31/11	$36.72	$33.08	$33.28	$37.82	$37.85
Distribution Information: Twelve Months as of 10/31/12: Income Dividends	$.23	$—	$—	$.36	$.41
Capital Gain Distributions	$.62	$.62	$.62	$.62	$.62

Morningstar Rankings — World Stock Funds Category as of 10/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	791	of	896	88
3-Year	182	of	732	25
5-Year	285	of	540	53
10-Year	36	of	298	12
Class B 1-Year	807	of	896	90
3-Year	262	of	732	36
5-Year	352	of	540	65
10-Year	85	of	298	29
Class C 1-Year	806	of	896	90
3-Year	257	of	732	35
5-Year	351	of	540	65
10-Year	83	of	298	28
Class S 1-Year	785	of	896	87
3-Year	161	of	732	22
5-Year	273	of	540	50
10-Year	26	of	298	9
Institutional Class 1-Year	780	of	896	87
3-Year	150	of	732	21

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of October 31, 2012
	Shares	Value ($)

Common Stocks 98.4%
Australia 0.8%
Austal Ltd.*	982,813	1,249,756
Sunshine Heart, Inc.* (a) (b)	271,593	1,713,752
(Cost $3,778,522)		2,963,508
Austria 1.6%
AMS AG	10,528	1,121,984
Andritz AG	86,325	5,199,533
(Cost $4,803,107)		6,321,517
Bermuda 1.3%
Energy XXI (Bermuda) Ltd. (a)	60,784	2,011,950
Lazard Ltd. "A"	105,361	3,103,935
(Cost $4,555,678)		5,115,885
Brazil 1.0%
Fleury SA (Cost $3,802,320)	322,390	3,792,077
Canada 1.6%
Americas Petrogas, Inc.*	612,514	1,275,624
Fortress Paper Ltd. "A"*	61,686	804,774
SunOpta, Inc.*	713,130	4,278,780
(Cost $10,295,113)		6,359,178
Channel Islands 1.0%
Randgold Resources Ltd. (ADR) (Cost $1,896,138)	31,878	3,812,290
China 1.5%
Charm Communications, Inc. (ADR) (a)	341,847	1,234,068
Minth Group Ltd.	4,392,110	4,465,755
(Cost $5,766,913)		5,699,823
Cyprus 0.7%
ProSafe SE (Cost $2,193,757)	323,390	2,693,168
Denmark 0.7%
GN Store Nord AS (Cost $2,297,141)	178,684	2,800,403
France 1.2%
Flamel Technologies SA (ADR)*	510,242	1,964,432
JC Decaux SA	130,853	2,769,650
(Cost $10,190,714)		4,734,082
Germany 5.0%
Fresenius Medical Care AG & Co. KGaA	79,550	5,587,460
Gerresheimer AG*	41,359	2,052,093
M.A.X. Automation AG	618,589	2,779,784
Rational AG	16,927	4,280,478
United Internet AG (Registered)	224,010	4,481,559
(Cost $7,776,094)		19,181,374
Gibraltar 0.3%
Bwin.Party Digital Entertainment PLC (Cost $2,611,403)	632,342	1,223,509
Hong Kong 3.9%
K Wah International Holdings Ltd.	12,182,995	5,533,402
REXLot Holdings Ltd.	64,440,375	4,739,455
Techtronic Industries Co., Ltd.	2,603,092	4,957,599
(Cost $10,746,870)		15,230,456
Ireland 4.2%
C&C Group PLC	775,932	3,715,144
Paddy Power PLC	102,280	7,548,545
Ryanair Holdings PLC*	866,367	5,019,546
(Cost $4,735,910)		16,283,235
Israel 0.7%
Allot Communications Ltd.* (b)	37,310	871,562
EZchip Semiconductor Ltd.* (a) (b)	58,121	1,801,751
(Cost $2,927,633)		2,673,313
Italy 0.7%
Prysmian SpA (Cost $2,419,111)	134,490	2,586,896
Japan 7.1%
Hajime Construction Co., Ltd.	122,683	3,863,523
Kusuri No Aoki Co., Ltd.	72,845	3,796,007
Medical System Network Co., Ltd. (a)	297,435	1,628,199
MISUMI Group, Inc.	155,483	3,815,498
Nippon Seiki Co., Ltd.	316,545	3,041,338
OSG Corp.	212,627	2,783,355
Sumikin Bussan Corp.	1,293,387	3,159,344
United Arrows Ltd.	138,986	3,560,395
Universal Entertainment Corp.	92,565	1,990,907
(Cost $26,359,064)		27,638,566
Korea 1.1%
DGB Financial Group, Inc.	275,739	3,489,087
Interojo Co., Ltd.	52,215	639,162
(Cost $4,727,724)		4,128,249
Luxembourg 1.0%
L'Occitane International SA (Cost $2,507,840)	1,205,295	3,755,830
Malaysia 0.8%
Hartalega Holdings Bhd. (Cost $1,887,069)	2,155,172	3,297,144
Netherlands 4.1%
Brunel International NV	74,388	3,581,927
Chicago Bridge & Iron Co. NV (a) (c)	65,553	2,461,515
Koninklijke Vopak NV	90,438	6,295,949
SBM Offshore NV*	273,405	3,572,087
(Cost $7,956,534)		15,911,478
Philippines 1.2%
Alliance Global Group, Inc. (Cost $3,300,445)	12,638,540	4,565,153
Singapore 1.7%
Lian Beng Group Ltd.	6,078,070	1,943,308
UOB-Kay Hian Holdings Ltd.	1,163,643	1,531,109
Yongnam Holdings Ltd.	17,028,858	3,280,687
(Cost $6,922,832)		6,755,104
Switzerland 2.5%
Dufry AG (Registered)*	32,908	4,176,662
Partners Group Holding AG	25,403	5,376,282
(Cost $5,393,511)		9,552,944
United Kingdom 11.0%
ARM Holdings PLC	453,644	4,868,250
Ashmore Group PLC	736,547	4,322,946
Babcock International Group PLC	487,562	7,694,931
Burberry Group PLC	138,131	2,599,116
Domino's Pizza Group PLC	391,625	3,194,682
Filtrona PLC	118,499	1,095,735
Hargreaves Lansdown PLC	261,606	3,115,588
IG Group Holdings PLC	403,963	2,839,003
John Wood Group PLC	322,357	4,419,127
Rotork PLC	134,660	4,950,264
Serco Group PLC	123,211	1,126,381
The Weir Group PLC	81,448	2,289,626
(Cost $22,069,881)		42,515,649
United States 41.7%
Advance Auto Parts, Inc.	38,505	2,731,545
Aecom Technology Corp.*	110,606	2,374,711
Aeropostale, Inc.*	164,007	1,959,884
Affiliated Managers Group, Inc.*	30,510	3,859,515
Altra Holdings, Inc.	125,896	2,268,646
Ancestry.com, Inc.*	44,753	1,414,195
Applied Industrial Technologies, Inc.	70,523	2,862,529
Approach Resources, Inc.* (a)	78,224	1,926,657
Ascena Retail Group, Inc.*	101,065	2,001,087
BE Aerospace, Inc.*	131,282	5,919,505
BorgWarner, Inc.*	39,844	2,622,532
Cardtronics, Inc.*	97,443	2,768,356
Catamaran Corp.*	76,044	3,586,235
Centene Corp.*	53,286	2,023,802
Cognex Corp.	96,569	3,520,906
CONMED Corp.	90,432	2,501,349
Deckers Outdoor Corp.* (a)	55,725	1,595,407
Dresser-Rand Group, Inc.*	84,281	4,343,000
Green Mountain Coffee Roasters, Inc.* (a)	106,399	2,570,600
Guess?, Inc.	96,135	2,382,225
Hain Celestial Group, Inc.*	32,971	1,905,724
Harris Corp.	71,981	3,295,290
Haynes International, Inc.	49,236	2,495,280
Hi-Tech Pharmacal Co., Inc.*	73,607	2,307,579
Jarden Corp.	80,143	3,991,121
Jefferies Group, Inc. (a)	180,031	2,563,641
Joy Global, Inc.	27,969	1,746,664
Manitowoc Co., Inc.	285,450	4,067,662
Metropolitan Health Networks, Inc.*	332,309	3,632,137
MICROS Systems, Inc.*	35,027	1,589,875
NIC, Inc.	208,452	2,980,864
NxStage Medical, Inc.*	200,175	2,241,960
Ocwen Financial Corp.*	53,284	2,055,164
Oil States International, Inc.*	49,469	3,616,184
Pacira Pharmaceuticals, Inc.* (a)	382,919	6,080,754
Palo Alto Networks, Inc.* (a)	35,615	1,958,113
Parametric Technology Corp.*	97,814	1,973,886
QLIK Technologies, Inc.*	91,351	1,681,772
Realogy Holdings Corp.*	10,192	362,224
Rockwood Holdings, Inc.	48,881	2,243,638
Rosetta Resources, Inc.*	43,349	1,995,788
Sauer-Danfoss, Inc.	75,488	3,024,049
Schweitzer-Mauduit International, Inc.	111,608	3,909,628
Signature Bank*	50,820	3,620,417
Stericycle, Inc.*	21,445	2,032,128
Tenneco, Inc.* (a)	83,249	2,543,257
The Active Network, Inc.*	113,862	1,008,817
Thoratec Corp.*	173,231	6,184,347
TIBCO Software, Inc.*	66,322	1,671,978
TiVo, Inc.*	232,128	2,356,099
TreeHouse Foods, Inc.*	61,043	3,268,853
United Rentals, Inc.*	65,680	2,670,549
Urban Outfitters, Inc.*	116,521	4,166,791
VeriFone Systems, Inc.*	62,995	1,867,172
WABCO Holdings, Inc.*	75,640	4,430,235
Waddell & Reed Financial, Inc. "A" (a)	107,874	3,595,440
WageWorks, Inc.*	110,940	2,151,127
Zions Bancorp. (a)	136,308	2,926,533
(Cost $128,072,562)		161,445,426
Total Common Stocks (Cost $289,993,886)		381,036,257

Warrants 0.0%
Malaysia
Hartalega Holdings Bhd., Expiration Date 5/29/2015* (Cost $0)	219,112	46,919

Securities Lending Collateral 7.2%
Daily Assets Fund Institutional, 0.21% (d) (e) (Cost $27,818,704)	27,818,704	27,818,704

Cash Equivalents 1.7%
Central Cash Management Fund, 0.18% (d) (Cost $6,614,579)	6,614,579	6,614,579

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $324,427,169)†	107.3	415,516,459
Other Assets and Liabilities, Net	(7.3)	(28,211,797)
Net Assets	100.0	387,304,662

* Non-income producing security.

† The cost for federal income tax purposes was $324,703,179. At October 31, 2012, net unrealized appreciation for all securities based on tax cost was $90,813,280. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $115,338,230 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,524,950.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2012 amounted to $26,989,684, which is 7.0% of net assets.

(b) Listed on the NASDAQ Stock Market, Inc.

(c) Listed on the New York Stock Exchange.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and Warrants
Australia	$1,713,752	$1,249,756	$—	$2,963,508
Austria	—	6,321,517	—	6,321,517
Bermuda	5,115,885	—	—	5,115,885
Brazil	3,792,077	—	—	3,792,077
Canada	6,359,178	—	—	6,359,178
Channel Islands	3,812,290	—	—	3,812,290
China	1,234,068	4,465,755	—	5,699,823
Cyprus	—	2,693,168	—	2,693,168
Denmark	—	2,800,403	—	2,800,403
France	1,964,432	2,769,650	—	4,734,082
Germany	—	19,181,374	—	19,181,374
Gibraltar	—	1,223,509	—	1,223,509
Hong Kong	—	15,230,456	—	15,230,456
Ireland	—	16,283,235	—	16,283,235
Israel	2,673,313	—	—	2,673,313
Italy	—	2,586,896	—	2,586,896
Japan	—	27,638,566	—	27,638,566
Korea	—	4,128,249	—	4,128,249
Luxembourg	—	3,755,830	—	3,755,830
Malaysia	—	3,297,144	46,919	3,344,063
Netherlands	2,461,515	13,449,963	—	15,911,478
Philippines	—	4,565,153	—	4,565,153
Singapore	—	6,755,104	—	6,755,104
Switzerland	—	9,552,944	—	9,552,944
United Kingdom	—	42,515,649	—	42,515,649
United States	161,445,426	—	—	161,445,426
Short-Term Investments (f)	34,433,283	—	—	34,433,283
Total	$225,005,219	$190,464,321	$46,919	$415,516,459

There have been no transfers for fair value measurement levels during the year ended October 31, 2012.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $289,993,886) — including $26,989,684 of securities loaned	$381,083,176
Investment in Daily Assets Fund Institutional (cost $27,818,704)*	27,818,704
Investment in Central Cash Management Fund (cost $6,614,579)	6,614,579
Total investments in securities, at value (cost $324,427,169)	415,516,459
Foreign currency, at value (cost $557,586)	562,487
Receivable for Fund shares sold	107,187
Dividends receivable	387,812
Interest receivable	36,579
Foreign taxes recoverable	123,874
Other assets	26,540
Total assets	416,760,938
Liabilities
Payable upon return of securities loaned	27,818,704
Payable for Fund shares redeemed	995,118
Accrued management fee	304,560
Accrued Trustees' fees	3,925
Other accrued expenses and payables	333,969
Total liabilities	29,456,276
Net assets, at value	$387,304,662
Net Assets Consists of
Undistributed net investment income	164,205
Net unrealized appreciation (depreciation) on: Investments	91,089,290
Foreign currency	6,901
Accumulated net realized gain (loss)	22,569,457
Paid-in capital	273,474,809
Net assets, at value	$387,304,662

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2012 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($95,367,426 ÷ 2,572,218 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)	$37.08
Maximum offering price per share (100 ÷ 94.25 of $37.08)	$39.34
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,538,720 ÷ 106,268 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$33.30
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,992,997 ÷ 387,717 shares of capital stock outstanding, $.01 par value, 10,000,000 shares authorized)	$33.51
Class S Net Asset Value, offering and redemption price(a) per share ($269,624,392 ÷ 7,063,866 shares of capital stock outstanding, $.01 par value, 30,000,000 shares authorized)	$38.17
Institutional Class Net Asset Value, offering and redemption price(a) per share ($5,781,127 ÷ 151,363 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$38.19

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $256,320)	$5,432,116
Interest	4,698
Income distributions — Central Cash Management Fund	9,060
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	288,470
Total income	5,734,344
Expenses: Management fee	3,672,018
Administration fee	401,313
Services to shareholders	740,171
Distribution and service fees	438,329
Custodian fee	60,309
Professional fees	90,605
Reports to shareholders	63,395
Registration fees	66,799
Directors' fees and expenses	17,030
Other	45,146
Total expenses before expense reductions	5,595,115
Expense reductions	(101,744)
Total expenses after expense reductions	5,493,371
Net investment income (loss)	240,973
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	22,960,832
Foreign currency	(76,538)
22,884,294
Change in net unrealized appreciation (depreciation) on: Investments	(9,609,710)
Foreign currency	439
(9,609,271)
Net gain (loss)	13,275,023
Net increase (decrease) in net assets resulting from operations	$13,515,996

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$240,973	$791,175
Net realized gain (loss)	22,884,294	67,458,725
Change in net unrealized appreciation (depreciation)	(9,609,271)	(59,617,163)
Net increase (decrease) in net assets resulting from operations	13,515,996	8,632,737
Distributions to shareholders from: Net investment income: Class A	(668,644)	(1,098,576)
Class C	—	(4,537)
Class S	(2,705,044)	(3,862,731)
Institutional Class	(24,467)	(58,825)
Net realized gains: Class A	(1,805,764)	—
Class B	(97,486)	—
Class C	(304,844)	—
Class S	(4,669,723)	—
Institutional Class	(37,001)	—
Total distributions	(10,312,973)	(5,024,669)
Fund share transactions: Proceeds from shares sold	32,487,378	42,467,338
Reinvestment of distributions	9,837,040	4,760,205
Payments for shares redeemed	(84,515,634)	(102,839,361)
Redemption fees	1,478	3,108
Net increase (decrease) in net assets from Fund share transactions	(42,189,738)	(55,608,710)
Increase (decrease) in net assets	(38,986,715)	(52,000,642)
Net assets at beginning of period	426,291,377	478,292,019
Net assets at end of period (including undistributed net investment income of $164,205 and $3,316,177, respectively)	$387,304,662	$426,291,377

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2012		2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$36.72		$36.63	$29.06		$22.54		$47.86
Income (loss) from investment operations: Net investment income (loss)a	(.03)		(.01)	(.05)		.01		.31
Net realized and unrealized gain (loss)	1.24		.41	7.47		6.70		(22.85)
Total from investment operations	1.21		.40	7.42		6.71		(22.54)
Less distributions from: Net investment income	(.23)		(.31)	—		(.19)		(.16)
Net realized gains	(.62)		—	—		—		(2.62)
Total distributions	(.85)		(.31)	—		(.19)		(2.78)
Increase from regulatory settlements	—		—	.15	d	—		—
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$37.08		$36.72	$36.63		$29.06		$22.54
Total Return (%)b	3.48	c	1.07	26.05		30.15	c	(49.77	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	95		110	131		124		130
Ratio of expenses before expense reductions (%)	1.58		1.57	1.63		1.72		1.69
Ratio of expenses after expense reductions (%)	1.51		1.57	1.63		1.56		1.60
Ratio of net investment income (loss) (%)	(.09)		(.01)	(.18)		.02		.80
Portfolio turnover rate (%)	33		36	38		53		20
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.083 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.062 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.50% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2012		2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$33.08		$32.99	$26.40		$20.47		$43.88
Income (loss) from investment operations: Net investment income (loss)a	(.29)		(.29)	(.25)		(.12)		.10
Net realized and unrealized gain (loss)	1.13		.38	6.71		6.08		(20.89)
Total from investment operations	.84		.09	6.46		5.96		(20.79)
Less distributions from: Net investment income	—		—	—		(.03)		—
Net realized gains	(.62)		—	—		—		(2.62)
Total distributions	(.62)		—	—		(.03)		(2.62)
Increase from regulatory settlements	—		—	.13	d	—		—
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$33.30		$33.08	$32.99		$26.40		$20.47
Total Return (%)b	2.68	c	.27	24.96	c	29.21	c	(50.15	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		6	8		10		11
Ratio of expenses before expense reductions (%)	2.39		2.37	2.51		2.67		2.53
Ratio of expenses after expense reductions (%)	2.26		2.37	2.49		2.31		2.35
Ratio of net investment income (loss) (%)	(.90)		(.83)	(1.04)		(.73)		.05
Portfolio turnover rate (%)	33		36	38		53		20
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.071 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.055 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.50% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2012		2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$33.28		$33.18	$26.53		$20.58		$44.10
Income (loss) from investment operations: Net investment income (loss)a	(.28)		(.26)	(.23)		(.12)		.10
Net realized and unrealized gain (loss)	1.13		.37	6.75		6.10		(21.00)
Total from investment operations	.85		.11	6.52		5.98		(20.90)
Less distributions from: Net investment income	—		(.01)	—		(.03)		—
Net realized gains	(.62)		—	—		—		(2.62)
Total distributions	(.62)		(.01)	—		(.03)		(2.62)
Increase from regulatory settlements	—		—	.13	d	—		—
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$33.51		$33.28	$33.18		$26.53		$20.58
Total Return (%)b	2.69	c	.32	25.07		29.15	c	(50.15	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13		17	20		19		18
Ratio of expenses before expense reductions (%)	2.34		2.32	2.40		2.52		2.43
Ratio of expenses after expense reductions (%)	2.26		2.32	2.40		2.32		2.35
Ratio of net investment income (loss) (%)	(.87)		(.75)	(.95)		(.74)		.05
Portfolio turnover rate (%)	33		36	38		53		20
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.077 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.056 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.50% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2012		2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$37.82		$37.74	$29.85		$23.16		$49.12
Income (loss) from investment operations: Net investment income (loss)a	.06		.12	.04		.06		.40
Net realized and unrealized gain (loss)	1.27		.43	7.70		6.89		(23.44)
Total from investment operations	1.33		.55	7.74		6.95		(23.04)
Less distributions from: Net investment income	(.36)		(.47)	—		(.26)		(.30)
Net realized gains	(.62)		—	—		—		(2.62)
Total distributions	(.98)		(.47)	—		(.26)		(2.92)
Increase from regulatory settlements	—		—	.15	c	—		—
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$38.17		$37.82	$37.74		$29.85		$23.16
Total Return (%)	3.73	b	1.40	26.43		30.48	b	(49.63	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	270		291	314		279		243
Ratio of expenses before expense reductions (%)	1.27		1.25	1.30		1.32		1.37
Ratio of expenses after expense reductions (%)	1.26		1.25	1.30		1.30		1.32
Ratio of net investment income (loss) (%)	.17		.31	.16		.28		1.08
Portfolio turnover rate (%)	33		36	38		53		20
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.086 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.063 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.50% lower.
* Amount is less than $.005.

	Years Ended October 31,
Institutional Class	2012	2011	2010		2009	Period Ended 10/31/08a
Selected Per Share Data
Net asset value, beginning of period	$37.85	$37.80	$29.84		$23.17	$35.45
Income (loss) from investment operations: Net investment income (loss)b	.15	.23	.10		.07	.02
Net realized and unrealized gain (loss)	1.22	.35	7.71		6.89	(12.30)
Total from investment operations	1.37	.58	7.81		6.96	(12.28)
Less distributions from: Net investment income	(.41)	(.53)	—		(.29)	—
Net realized gains	(.62)	—	—		—	—
Total distributions	(1.03)	(.53)	—		(.29)	—
Increase from regulatory settlements	—	—	.15	d	—	—
Redemption fees	.00 ***	.00 ***	.00	***	.00 ***	.00	***
Net asset value, end of period	$38.19	$37.85	$37.80		$29.84	$23.17
Total Return (%)	3.85	1.47	26.68		30.60	(34.64	)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	2	6		3	.50
Ratio of expenses before expense reductions (%)	1.16	1.14	1.13		1.17	1.18	*
Ratio of expenses after expense reductions (%)	1.16	1.14	1.13		1.17	1.15	*
Ratio of net investment income (loss) (%)	.41	.57	.33		.41	.39	*
Portfolio turnover rate (%)	33	36	38		53	20
a For the period from August 26, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.079 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.070 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.50% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Small Cap Growth Fund (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$164,205
Undistributed long-term capital gains	$22,845,467
Net unrealized appreciation (depreciation) on investments	$90,813,280

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2012	2011
Distributions from ordinary income*	$3,398,155	$5,024,669
Distributions from long-term capital gains	$6,914,818	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended October 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $129,837,684 and $173,359,774, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Over $1 billion of such net assets	.815%

Accordingly, for the year ended October 31, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.915% of the Fund's average daily net assets.

For the period from November 1, 2011 through January 31, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class A	1.51%
Class B	2.26%
Class C	2.26%
Class S	1.26%

Effective October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.27%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2012, the Administration Fee was $401,313, of which $33,285 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2012
Class A	$163,095	$68,064	$22,142
Class B	10,131	5,809	2,120
Class C	21,555	12,073	144
Class S	226,030	15,798	43,453
Institutional Class	1,421	—	240
	$422,232	$101,744	$68,099

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2012
Class B	$33,334	$2,323
Class C	110,081	8,425
	$143,415	$10,748

In addition DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2012	Annual Effective Rate
Class A	$247,205	$44,949	.25%
Class B	11,099	1,571	.25%
Class C	36,610	5,608	.25%
	$294,914	$52,128

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2012, aggregated $2,898.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2012, the CDSC for Class B and C shares aggregated $7,862 and $730, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2012, DIDI received $613 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $18,025, of which $8,225 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2012, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $31,854.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2012.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	353,252	$12,770,333	405,150	$15,509,630
Class B	985	32,592	7,423	252,306
Class C	34,798	1,136,728	61,355	2,162,745
Class S	377,071	14,124,472	570,525	22,507,510
Institutional Class	122,814	4,423,253	50,510	2,035,147
		$32,487,378		$42,467,338
Shares issued to shareholders in reinvestment of distributions
Class A	70,703	$2,413,098	27,736	$1,063,693
Class B	3,021	93,199	—	—
Class C	9,188	285,198	121	4,251
Class S	199,204	6,984,077	92,253	3,633,842
Institutional Class	1,754	61,468	1,483	58,419
		$9,837,040		$4,760,205
Shares redeemed
Class A	(850,773)	$(30,823,876)	(1,003,526)	$(38,695,554)
Class B	(69,834)	(2,265,268)	(76,649)	(2,648,295)
Class C	(161,197)	(5,302,189)	(152,955)	(5,354,262)
Class S	(1,217,912)	(44,944,170)	(1,280,800)	(50,529,482)
Institutional Class	(32,114)	(1,180,131)	(141,436)	(5,611,768)
		$(84,515,634)		$(102,839,361)
Redemption fees		$1,478		$3,108
Net increase (decrease)
Class A	(426,818)	$(15,640,436)	(570,640)	$(22,121,519)
Class B	(65,828)	(2,139,477)	(69,226)	(2,395,989)
Class C	(117,211)	(3,880,134)	(91,479)	(3,187,029)
Class S	(641,637)	(23,834,296)	(618,022)	(24,385,990)
Institutional Class	92,454	3,304,605	(89,443)	(3,518,183)
		$(42,189,738)		$(55,608,710)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Global/International Fund, Inc. and Shareholders of DWS Global Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Small Cap Growth Fund (the "Fund"), the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2012 to October 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$978.40	$974.50	$974.40	$979.50	$979.70
Expenses Paid per $1,000*	$7.51	$11.22	$11.22	$6.27	$5.77
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,017.55	$1,013.77	$1,013.77	$1,018.80	$1,019.30
Expenses Paid per $1,000*	$7.66	$11.44	$11.44	$6.39	$5.89

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Global Small Cap Growth Fund	1.51%	2.26%	2.26%	1.26%	1.16%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $25,132,000 as capital gain dividends for its year ended October 31, 2012, of which 100% represents 15% rate gains.

For corporate shareholders, 63% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended October 31, 2012, qualified for the dividends received deduction.

The Fund paid foreign taxes of $158,440 and earned $343,592 of foreign source income during the year ended October 31, 2012. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.03 per share as income earned from foreign sources for the year ended October 31, 2012.

The Fund paid distributions of $0.62 per share from net long-term capital gains during its year ended October 31, 2012, of which 100% represents 15% rate gains.

For federal income tax purposes, the Fund designates $5,975,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of DWS Global Small Cap Growth Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Directors were independent of DWS and its affiliates.

• The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Directors were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Directors that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one- and five-year periods and has outperformed its benchmark in the three-year period ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

The Board noted that, in connection with the 2008 contract renewal process, DWS agreed to reduce the Fund's contractual management fee effective October 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	103	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KGDAX	KGDBX	KGDCX	SGSCX	KGDIX
CUSIP Number	233379 106	233379 205	233379 304	233379 502	233379 676
Fund Number	083	283	383	2010	1483

Notes

Notes

Notes

Notes

Notes

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DGSCGF-2
(R-024962-2 12/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL SMALL CAP GROWTH FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$68,457	$0	$0	$1,073
2011	$66,172	$0	$0	$5,080

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$1,073	$56,300	$0	$57,373
2011	$5,080	$0	$0	$5,080

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Small Cap Growth Fund, a series of DWS Global/International Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2012